UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 30, 2006
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
PolyOne Center, 33587 Walker Rd.
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(440) 930-1000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.1 Form of Director and Officer Indemnification Agreement
EX-10.2 Schedule of Directors and Exec. Officers with Ind. Agreement

Item 1.01 Entry into a Material Definitive Agreement.
     On June 30, 2006, each of the directors of PolyOne Corporation (the “Company”) and each of the executive officers of the Company, including the named executive officers (each an “Indemnitee”), became party to an indemnification agreement with the Company (the “Indemnification Agreements”). The Indemnification Agreements supplement existing indemnification provisions set forth in the Company’s organizational documents.
     In general, the Indemnification Agreements provide that, subject to the procedures, limitations and exceptions set forth therein, (i) the Company will indemnify the Indemnitee for all expenses, judgments, fines and amounts paid in settlement actually incurred by the Indemnitee in connection with any threatened, pending or completed action, suit, proceeding or claim, by reason of the fact that the Indemnitee is or was a director and/or officer of the Company or is or was serving at the request of the Company at another entity, or by reason of any action alleged to have been taken or omitted in any such capacity, including any appeal of or from any judgment or decision; (ii) the Company will indemnify the Indemnitee against any amount that the Indemnitee is or becomes obligated to pay relating to or arising out of any claim made against the Indemnitee because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, that the Indemnitee commits, suffers, permits or acquiesces in while acting in his capacity as a director and/or officer of the Company or at the request of the Company at another entity; (iii) the Company will advance expenses as they are actually and reasonably incurred in connection with defending a claim in advance of the final disposition of a claim; and (iv) the Company will maintain an insurance policy or policies providing directors’ and officers’ liability insurance that covers the Indemnitee.
     The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of the Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Exhibit 10.2 to this Current Report on Form 8-K contains a schedule of the directors and executive officers who have entered into an Indemnification Agreement.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Number	Exhibit
10.1	Form of Director and Officer Indemnification Agreement

10.2	Schedule of Directors and Executive Officers with Indemnification Agreements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 5, 2006

POLYONE CORPORATION

By	/s/ Wendy C. Shiba

	Name:	Wendy C. Shiba
	Title:	Senior Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Number	Exhibit
10.1	Form of Director and Officer Indemnification Agreement

10.2	Schedule of Directors and Executive Officers with Indemnification Agreements